                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) FEBRUARY 25, 2002


                                 UBIQUITEL INC.
                     -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               000-30761                               23-3017909
  ------------------------------------     --------------------------------         --------------------------------
    (State or Other Jurisdiction of             (Commission File No.)                (IRS Employer Identification
             Incorporation                                                                       No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA           19428
----------------------------------------------------------        -------------
(Address of principal executive office)                            (Zip code)


Registrant's telephone number, including area code: (610) 832-3311

                                 NOT APPLICABLE
       ------------------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On February 25, 2002, UbiquiTel Inc. (the "Registrant") announced its operating and financial results for the full year and fourth quarter ended December 31, 2001 in the following press release:

FOR IMMEDIATE RELEASE               CONTACT:

                                    Karen Pisciotta or John Nesbett
                                    Lippert/Heilshorn & Associates
                                    (212) 838-3777
                                             or
                                    Dava Guerin
                                    Guerin Public Relations, Inc.
                                    (215) 914-2040 or (215) 262-0740 (wireless)
                                             or
                                    Brighid de Garay
                                    UbiquiTel Inc.
                                    (610) 832-3311



            UBIQUITEL ANNOUNCES FULL YEAR 2001 RESULTS; SUBSCRIBERS INCREASED TO 179,000 AND TOTAL REVENUES INCREASED TO $93.6 MILLION

CONSHOHOCKEN, PA. - FEBRUARY 25, 2002 - UbiquiTel Inc. (Nasdaq: UPCS) announced strong financial and operating results for the full year and fourth fiscal quarter ended December 31, 2001, reflecting the continued success the company has had growing its subscriber base.

HIGHLIGHTS FOR THE FULL YEAR 2001:

o Total revenues for the twelve months ended December 31, 2001 were $93.6 million, an increase of 908% over 2000 revenues of $9.3 million.
o The company added approximately 112,000 net subscribers during the year and added an additional 50,000 with the VIA Wireless acquisition in August 2001, ending the year with 179,000 subscribers.
o The company added approximately 600 new cell sites during 2001, increasing its coverage during the year from 2.3 million to 7.1 million POPs, which represents over 95% of its planned covered POPs in its five markets.
o Cash, cash equivalents, and restricted cash totaled approximately $130.0 million and available bank credit facilities were approximately $85.0 million at December 31, 2001.

HIGHLIGHTS FOR THE FOURTH QUARTER 2001:

o    The company added over 47,300 net subscribers during the fourth quarter.
o Total revenues increased by 49% to $45.8 million over the third quarter of 2001.
o    ARPU was $60 as compared to $61 in the third quarter.
o    Cost per gross add for the fourth quarter improved by 5.0% to $369 per add.
o Net loss before interest, taxes, depreciation, amortization and non-cash stock compensation (EBITDA) was approximately $18.7 million for the fourth quarter of 2001.

"By every measure, 2001 was an incredible year for UbiquiTel, marked by tremendous growth. We completed our scheduled build-out, increased our subscriber base more than tenfold, increased our revenues 908%, increased our coverage from 29% to over 95% of our planned covered POPs, and completed an important acquisition," stated Donald A. Harris, chairman and CEO of UbiquiTel Inc. "We are extremely proud of our progress."

Included in total revenues for the quarter are subscriber revenues, which increased 76% to $28.1 million from $16.0 million during the third quarter of 2001, and travel and roaming revenues, which increased 13% to $13.5 million from $11.9 million in the third quarter, despite a decrease in the travel rate from $0.15 per minute to $0.12 per minute that took effect in October 2001. Other revenues, consisting of equipment revenue, totaled $4.2 million in the fourth quarter.

The net loss for the three months ended December 31, 2001 totaled approximately $39.9 million, or $(0.49) per share, compared to a net loss of $29.6 million or $(0.40) per share in the third quarter. The net loss for the full year was $107.7 million, or $(1.53) per share, versus a net loss of $46.6 million or $(0.84) per share for 2000.

Mr. Harris continued, "We are now beginning the next phase of our growth. Going forward, we will concentrate our efforts on attracting high quality customers and preparing for the planned launch of 3G this summer. We are excited about the opportunities that 3G represents to our future growth because it will provide us a competitive advantage for an extended period of time over our competitors' first and second generation networks."

CONFERENCE CALL TO BE HELD FEBRUARY 25TH AT 5:00 P.M. ET
UbiquiTel's management will conduct a conference call today at 5:00 p.m. Eastern Time to discuss its results for the three months and twelve months ended December 31, 2001 and provide guidance for the first quarter and full year 2002. Investors and interested parties may listen to the call via a live webcast accessible through the company's web site, WWW.UBIQUITELPCS.COM. To listen, please register and download audio software at the site at least 15 minutes prior to the start of the call. The webcast will be archived on the site, while a telephone replay of the call will be available for 7 days beginning at 7:00 p.m. Eastern Time, February 25th, at 800-633-8284 or 858-812-6440, reservation # 20243585.

ABOUT UBIQUITEL INC.
UbiquiTel is the exclusive provider of Sprint PCS digital wireless mobility communications network products and services under the Sprint PCS brand name to midsize markets in the Western and Midwestern United States that include a population of approximately 11.1 million residents. When complete, the majority of UbiquiTel's network will cover portions of California, Nevada, Washington, Idaho, Montana, Wyoming, Utah, Indiana and Kentucky.

DEFINITIONS OF TERMS USED

ARPU - Average Revenue Per User: Summarizes the average monthly service revenue per customer, excluding roaming revenue. ARPU is computed by dividing subscriber revenue by the average subscribers for the period.

CPGA - Cost Per Gross Add: Summarizes the one time cost per customer gross addition. CPGA is computed by dividing the sum of sales and marketing expenses plus cost of goods sold less equipment revenue, by the number of customer gross additions acquired during the period.

STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE "SAFE-HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND ARE MADE BASED ON MANAGEMENT'S CURRENT

EXPECTATIONS OR BELIEFS AS WELL AS ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO, MANAGEMENT. A VARIETY OF FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED IN UBIQUITEL'S FORWARD-LOOKING STATEMENTS, INCLUDING THE FOLLOWING FACTORS: UBIQUITEL'S DEPENDENCE ON ITS AFFILIATION WITH SPRINT PCS; CHANGES IN AND THE COMPETITIVENESS OF SPRINT'S PRICING PLANS, PRODUCTS AND SERVICES; CHANGES IN SPRINT'S FEE STRUCTURE WITH UBIQUITEL; INCREASED COMPETITION IN UBIQUITEL'S MARKETS; ANTICIPATED FUTURE LOSSES; UBIQUITEL'S ABILITY TO MANAGE ANTICIPATED GROWTH AND RAPID EXPANSION; CHANGES IN POPULATION; CHANGES OR ADVANCES IN TECHNOLOGY; AND GENERAL MARKET AND ECONOMIC CONDITIONS. THESE AND OTHER APPLICABLE RISKS, CAUTIONARY STATEMENTS AND FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM UBIQUITEL'S FORWARD-LOOKING STATEMENTS ARE INCLUDED IN UBIQUITEL'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, SPECIFICALLY IN THE "RISK FACTORS" SECTION OF UBIQUITEL'S REGISTRATION STATEMENT ON FORM S-1 AS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2000, AND AS DESCRIBED IN UBIQUITEL'S DEFINITIVE PROXY STATEMENT DATED JULY 16, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH UBIQUITEL'S 2001 ANNUAL SHAREHOLDERS' MEETING AND THE VIA WIRELESS ACQUISITION.


                            -FINANCIAL TABLES FOLLOW-

                         UBIQUITEL INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        DECEMBER 31,         DECEMBER 31,
                                                                                           2001                 2000
                                                                                        ------------        -------------
                                       ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ..................................................          $ 124,744           $ 147,706
   Restricted cash ............................................................              5,183                --
   Accounts receivable, net of allowance for doubtful accounts of $4,244 at
      December 31, 2001 and $88 at December 31, 2000 ..........................             15,951               1,297
   Inventory ..................................................................              4,691                 829
   Prepaid expenses and other assets ..........................................              9,032               1,768
                                                                                         ---------           ---------
        Total current assets ..................................................            159,601             151,600
PROPERTY AND EQUIPMENT, NET ...................................................            260,957              47,651
CONSTRUCTION IN PROGRESS ......................................................             17,029              72,221
RESTRICTED CASH ...............................................................               --               105,000
DEFERRED FINANCING COSTS, NET .................................................             13,496              12,244
INTANGIBLE ASSETS, NET ........................................................            133,054              15,894
OTHER LONG TERM ASSETS ........................................................              4,293               1,485
                                                                                         ---------           ---------
      Total assets ............................................................          $ 588,430           $ 406,095
                                                                                         =========           =========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses ......................................          $  43,288           $  23,690
   Accrued interest ...........................................................              1,942                 212
   Current installments of capital lease obligations ..........................                821                  83
                                                                                         ---------           ---------
        Total current liabilities .............................................             46,051              23,985
LONG-TERM LIABILITIES:
   Long-term debt and capital lease obligations ...............................            398,848             258,363
   Other long-term liabilities ................................................              5,023                --
                                                                                         ---------           ---------
        Total long-term liabilities ...........................................            403,871             258,363
                                                                                         ---------           ---------
      Total liabilities .......................................................            449,922             282,348
                                                                                         ---------           ---------
COMMITMENTS AND CONTINGENCIES
REDEEMABLE WARRANTS ...........................................................               --                   570
                                                                                         ---------           ---------
STOCKHOLDERS' EQUITY:
   Preferred stock, par value $0.001; 10,000 shares authorized; 0 shares issued
      and outstanding at December 31, 2001 and December 31, 2000 ..............               --                  --
   Common stock, par value $0.0005; 240,000 shares authorized and 81,116 shares issued and outstanding at December 31, 2001 and 100,000 shares authorized
      and 63,544 shares issued and outstanding at December 31, 2000 ...........                 41                  32
   Additional paid-in-capital .................................................            294,748             171,771
   Accumulated deficit ........................................................           (156,281)            (48,626)
                                                                                         ---------           ---------
        Total stockholders' equity ............................................            138,508             123,177
                                                                                         ---------           ---------
      Total liabilities and stockholders' equity ..............................          $ 588,430           $ 406,095
                                                                                         =========           =========

                         UBIQUITEL INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                            DECEMBER 31,                     DECEMBER 31,
                                                         2001           2000            2001             2000
                                                      ---------       ---------       ---------       ---------

REVENUES:
   Service revenues ............................      $  41,591       $   3,732       $  84,702       $   8,854
   Revenue from sale of handsets ...............          4,206            --             8,871             429
                                                      ---------       ---------       ---------       ---------
       Total revenues ..........................         45,797           3,732          93,573           9,283

COSTS AND EXPENSES:
   Cost of service and operations (exclusive of
     depreciation as shown separately below) ...         30,520           4,112          65,433           9,226
   Cost of products sold .......................         12,982             770          25,620           1,693
   Selling and marketing .......................         15,621           2,334          39,119           4,166
   General and administrative expenses excluding
     non-cash compensation charges .............          5,410           3,600          15,586           7,468
   Non-cash compensation expense ...............             94             123             387             491
   Depreciation and amortization ...............         10,068           1,319          24,348           3,134
                                                      ---------       ---------       ---------       ---------
        Total costs and expenses ...............         74,695          12,258         170,493          26,178
                                                      ---------       ---------       ---------       ---------
OPERATING LOSS .................................        (28,898)         (8,526)        (76,920)        (16,895)
INTEREST INCOME ................................            662           4,400           8,856          12,846
INTEREST EXPENSE ...............................        (11,331)         (7,514)        (38,978)        (23,771)
OTHER EXPENSE ..................................           (212)           --              (459)           --
                                                      ---------       ---------       ---------       ---------
LOSS BEFORE INCOME TAXES, EXTRAORDINARY ITEM AND
   PREFERRED STOCK DIVIDENDS ...................        (39,779)        (11,640)       (107,501)        (27,820)
INCOME TAXES ...................................           (154)           --              (154)           --
                                                      ---------       ---------       ---------       ---------
LOSS BEFORE EXTRAORDINARY ITEM AND PREFERRED
   STOCK DIVIDENDS .............................        (39,933)        (11,640)       (107,655)        (27,820)
LESS:  PREFERRED STOCK DIVIDENDS PLUS ACCRETION            --              --              --           (14,601)
                                                      ---------       ---------       ---------       ---------
LOSS BEFORE EXTRAORDINARY ITEM .................        (39,933)        (11,640)       (107,655)        (42,421)
EXTRAORDINARY ITEM-EARLY EXTINGUISHMENT OF DEBT            --              --              --            (4,218)
                                                      ---------       ---------       ---------       ---------
NET LOSS .......................................      $ (39,933)      $ (11,640)      $(107,655)      $ (46,639)
                                                      =========       =========       =========       =========

BASIC AND FULLY DILUTED NET LOSS PER SHARE OF
   COMMON STOCK:
   Loss before extraordinary item ..............      $   (0.49)      $   (0.18)      $   (1.53)      $   (0.77)
   Extraordinary item ..........................           --              --              --             (0.07)
                                                      ---------       ---------       ---------       ---------
   Net loss ....................................      $   (0.49)      $   (0.18)      $   (1.53)      $   (0.84)
                                                      =========       =========       =========       =========

BASIC AND FULLY DILUTED WEIGHTED-AVERAGE
   OUTSTANDING COMMON SHARES ...................         81,116          63,544          70,543          55,604
                                                      =========       =========       =========       =========

                         UBIQUITEL INC. AND SUBSIDIARIES
                              COMPUTATION OF EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                       THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                           DECEMBER 31,                       DECEMBER 31,
                                       2001            2000              2001             2000
                                     --------         --------         --------         --------
Operating loss ..............        $(28,898)        $ (8,526)        $(76,920)        $(16,895)
Depreciation and amortization          10,068            1,319           24,348            3,134
Non-cash compensation expense              94              123              387              491
                                     --------         --------         --------         --------
    EBITDA ..................        $(18,736)        $ (7,084)        $(52,185)        $(13,270)
                                     ========         ========         ========         ========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UBIQUITEL INC.




Date: February 28, 2002                     By: /s/ JAMES J. VOLK
                                                ----------------------
                                                James J. Volk
                                                Chief Financial Officer